SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


Date of Report (Date of earliest event reported) July 16, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


 Pennsylvania                  0-10822                 25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
  of incorporation)                                   Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (412) 429-0673

    _________________________________________________________
   (Former name or former address,if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, ViaCirq, Inc., developer and marketer of the ThermoChem HT System for delivering intraperitoneal hyperthermia (IPH), announced today it has recruited an initial five top product specialists with another group of product specialists planned for recruitment by September 2001.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
           Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/Fred E. Cooper
                                       Fred E. Cooper, CEO
DATED:  July 16, 2001


BICO SUBSIDIARY, VIACIRQ, ANNOUNCES RECRUITMENT OF FIVE TOP
               INDUSTRY PRODUCT SPECIALISTS


Pittsburgh,  PA  - July 16, 2001 - BICO, Inc.  (OTCBB:BIKO)
subsidiary,  ViaCirq, Inc., developer and marketer  of  the
ThermoChem   HT   System  for  delivering   intraperitoneal
hyperthermia (IPH), announced it has recruited an initial five top product specialists with another group of product specialists planned for recruitment by September 2001.

     Tiffanie  Heller, formerly an account  representative
with   US   Surgical  Corporation,  a  division   of   Tyco
Healthcare,  was  the  recipient  of  the  Tyco  Chairman's
Council  Award both in 1999 and 2000; Rob Fulkus,  formerly
an account representative with US Surgical Corporation, was
also a Tyco Chairman's Council Award recipient; Christopher
Wyatt, was district manager of the U.S. Mid-Atlantic region
for  Bard  Access Systems and inducted into the President's
Gold  Club in January 1998; Dan Daniels was territory sales
manager  for Novametrix Medical Systems and was a top  non-
invasive cardiac output monitor salesman in the U.S.;   Joe
Palianto,  was  senior territory manager  for  ThermoCardio
Systems/Thoratec, where he was regional  sales  manager  of
the  year  in  1996  and  1997.   These  recruited  product
specialists  are  highly experienced medical  device  sales
professionals who have demonstrated high levels of  success
in  the introduction and adoption of surgical technologies,
having   made  major  contributions  to  their   respective
companies.

       In addition, these individuals bring significant relationships with key surgeon practitioners and operating room management personnel who will facilitate the adoption of the ThermoChem HT System.

     This major step is in conjunction with the appointment
in March 2001 of the Executive Management team of Bob Egan,
formerly  Executive Vice President for  the  U.S.  Business
units of Sherwood-Davis & Geck, a division of American Home
Products;  Peter DiGasbarro, formerly Senior Vice President
of  Marketing  for  Sherwood-Davis & Geck,  and  Jim  Hall,
formerly   Divisional  Business  Director  of  US  Surgical
Corporation  and  the  build-out of  the  organization  and
quality  system  to  support the  official  launch  of  the
ThermoChem   HT  System  at  the  Society  of   Gynecologic
Oncologists and Society of Surgical Oncology, two major surgeon specialty conferences held in March 2001.

      According  to Jim Hall, Vice President of  Sales  for
ViaCirq,   "The  addition  and  training  of  the   product
specialists allows us to serve the demand created from  our
successful  product  launch  as  well  as  introduce   this
technology  to surgeons nationwide.  The product specialist
team  is  committed  to  providing the  highest  levels  of
service,   training   and  on-going  education   to   allow
healthcare  providers to offer intraperitoneal hyperthermia
(IPH)   as   an   adjunctive  therapy  with   surgery   and
chemotherapy  to  their  patients who  have  few,  if  any,
options  remaining  for treating their advanced  peritoneal
carcinomatosis.   The initial response  from  the  surgical
community has been very positive and we are anxious to move
forward  in the execution of our sales and marketing  plan.
These   product  specialists  will  greatly   enhance   the
execution of the Company's commercial strategy in pursuing a platform approach to maximize the opportunities for the ThermoChem HT technology."

     BICO, Inc. has its corporate offices in Pittsburgh, PA
and  is  involved  in  the development and  manufacture  of
biomedical  devices  and environmental  solutions.   BICO's
subsidiary, ViaCirq, Inc., also located in Pittsburgh, PA, is committed to developing, manufacturing and marketing leading-edge hyperthermia products and services of the highest quality and value.



FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com

    This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.
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